July 31, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: Saxon Asset Securities Trust 2000-2 Mortgage Loan Asset Backed Certificates Series 2000-2;
          File No.  333-35370.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust (the "Trust") created pursuant to a trust agreement dated as of June 1, 2000 (the "Trust Agreement") among Saxon Asset Securities Company (the "Registrant"), Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as "Trustee").

     The Certificates will be issued pursuant to the Trust Agreement. The Saxon Asset Securities Trust 2000-2 Mortgage Loan Asset Backed Certificates, Series 2000-2 (the "Certificates") will issue eight classes of senior Certificates and twelve classes of subordinated certificates. The assets of the trust will include two groups of mortgage loans secured by one-to-four family residential properties. One group will consist of fixed rate, first or second mortgage loans. The other group will consist of adjustable rate, first mortgage loans. The trust will also hold cash for the purchase of subsequent mortgage loans on or before August 11, 2000.

     The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-2, Class AV-1, Calss MV-1, Class MV-2, Class BV-1, Class BV-2, Class A-IO, Class PF-1, Class PV-1, Class C and Class R Certificates.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-35370). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Saxon Asset Securities Trust 2000-2 Mortgage Loan Asset Backed Certificates Series 2000-2.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  July 25, 2000


                           SAXON ASSET SCEURITIES COMPANY,
           as Depositor, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee under the Trust Agreement dated as of June 1, 2000 (the "Trust Agreement") and the Standard Terms to Trust Agreement (February 2000 Edition) (the "Standard Terms"), dated as of January 1, 2000, providing for the issuance of the Saxon Asset Securities Trust 2000-2 Mortgage Loan Asset Backed Certificates Series 2000-2.


                   SAXON ASSET SECURITIES TRUST 2000-2 MORTGAGE
                   LOAN ASSET BACKED CERTIFICATES SERIES 2000-2
              (Exact name of Registrant as specified in its Charter)


                                      VIRGINIA
                     (State or Other Jurisdiction of Incorporation)

               333-35370
          (Commission File Number)        (I.R.S. Employer Identification No.)


           4880 COX ROAD
           GLEN ALLEN, VIRGINIA                        23060
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (804) 967-7400


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of July 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company, not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Trust Agreement, dated as of June 1, 2000.


          Date:  July 31, 2000              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of July 25, 2000.





                              Saxon Asset Securities Trust   2000-2
                              Mortgage Loan Asset-Backed Certificates
                              July 25, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                              12
                                                                       4.  Cred
>it Enhancement Report                                              15
                                                                       5.  Coll
>ateral Report                                                      16
                                                                       6.  Deli
>nquency Report                                                     19
                                                                       7.  REO
>Report                                                             22
                                                                       8.  Prep
>ayment Report                                                      23
                                                                       9.  Prep
>ayment Detail Report                                               26
                                                                      10.  Real
>ized Loss Report                                                   28
                                                                      11.  Real
>ized Loss Detail Report                                            31
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     32
                                                                      13.  Addi
>tional Certificate Report                                          33
                                                                           Tota
>l Number of Pages
> 33
                                                            CONTACTS
                                                                            Adm
>inistrator:   Barbara A Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6278
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Saxon
>                                                         Cut-Off Date:
>     June 1, 2000
                              Certificate Insurer:
>                                                         Closing Date:
>      June 16, 2000
                              Servicer(s):                  Saxon      Master S
>ervicer                                                  First Payment Date:
>  July 25, 2000
                                                            Meritech Mortgage
>    Sub-Servicer
                              Underwriter(s):               Banc Of America Sec
>urities LLC      Underwriter                             Distribution Date:
>    July 25, 2000
                                                            Greenwich Capital M
>arkets, Inc.      Underwriter                            Record Date:
>      June 14, 2000
                                                            Merrill Lynch & Co.
>      Underwriter
                                                            Prudential Securiti
>es Incorporated      Underwriter
                                                            Banc One Capital Ma
>rkets      Underwriter

>                          Page 1 of 33
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>         t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0002  200007
>        01.32E+08 3948741104812.5       0       0    1327      29       2
> 0       0 1672050       0       0       0       0      14       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0002  200007
>        177235972 2335231104812.5       0       0     862      16       2
> 0       0703108.6       0       0       0       0       8       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0002  200007
>        254558064 1613510       0       0       0     465      13       0
> 0       0968941.9       0       0       0       0       6       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                        14                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0 1410837       0       0       0       0      15       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 4053554      31 1672050      14 1410837      15       0       07.25E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0799268.2       0       0       0       0       9       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 2440044      18703108.6       8799268.2       9       0       04.75E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0  611569       0       0       0       0       6       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 1613510      13968941.9       6  611569       6       0       0 2.5E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      75
>0       0                                                         356.778
>                                                 0       0     0.00566094
                        379587.9 8861879179993.7       0       0      75
>0       0                                                         337.214
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
7.16E+08    7620    7545379587.9 8861879179993.7       0       0      75
>0       0  114.01236434.258029.14739951727046161370015511272.9311343.9292 2.969
>850.0214520.0580130.0354180.0071950.000189       0       0    0.005660945

>
>                                                         0     0.00518831
                        278387.8 4722468158564.6       0       0      51
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 4.7E+08    5487    5436278387.8 4722468158564.6       0       0      51
>0       0  114.01157250.533987.85479606604566580045355728     229 337.2152.8523
>42       0       0       0       0       0       0       0    0.005188306

>
>                                                         0     0.00656541
                        101200.1 413941121429.09       0       0      24
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.46E+08    2133    2109101200.1 413941121429.09       0       0      24
>0       0       079183.6924041.29260345132479581324659782     357356.77793.1947
>190.0622470.168335 0.102770.0208770.000549       0       0    0.006565408

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.005660940.002335 0.00197       0                   0.1
>05
                                                        0                     0
>.1
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0056609450.002335 0.00197       0  Jul-00 716.0560.1019
>95                                                 0.01247 0.98753
>    0.01247 0.13979                 0.13979 2.9698523.53492
              0        0.005188310.001495  0.0017       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0051883060.0014950.001699       0  Jul-00470.29680.1008
>73                                                0.0102720.989728
>   0.0102720.116533                0.1165332.85234220.42764
              0        0.006565410.0039430.002488       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0065654080.0039430.002488       0  Jul-00245.75930.1041
>29                                                0.0166490.983351
>   0.0166490.182469                0.1824693.19471928.55784
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2      10
>  0
23.534929041.872       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor      12       3
>  0

>
>                         4       4Credit Enhancement Repor      15       1

>
>                         5       5Collateral Report             16       3
>  0

>
>                         6       6Delinquency Report            19       3
>  0

>
>                         7       7REO Report                    22       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             23       3
>  0

>
>                        10       9Prepayment Detail Report      26       2

>
>                        11      10Realized Loss Report          28       3
>  0

>
>                        12      11Realized Loss Detail Rep      31       1

>
>                        13      12Triggers, Adj. Rate Cert      32       1

>
>                        14        Other Related Information              0

>
>                        15      13Additional Certificate R      33       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         33
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
20.427644881.032       0       1                       0       0
>        0       0                       0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
28.55784 4160.84       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0      10       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               2               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               1       1       1
               0               0
               0               0
              33